Exhibit 10.4

股权质押合同

EQUITY INTEREST PLEDGE AGREEMENT

本股权质押合同 （下称“本合同”）由下列各方于2020年11月26日在中华人民共和国（下称“中国”）常州市签订：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on November 26, 2020 in Changzhou, the People’s Republic of China (“China” or the “PRC”):

甲方： 尔华医疗科技（常州）有限公司（简称“质权人”）

Party A：Erhua Medical Technology（Changzhou）Co.,Ltd (hereinafter “Pledgee”)

地址： 江苏武进经济开发区祥云路33号

Address：No. 33 XiangYun Road, Wujin Economic Development Zone,Jiang Su

乙方 1：王尔琪

Party B 1: Erqi Wang

地址:上海市杨浦区学府街88弄8号802室

Address: Room 802, No. 8, Lane 88, Xuefu Road, Yangpu District, Shanghai

乙方 2：任震晴

Party B 2: Zhenqing Ren

地址: 江苏省泰州市海陵区南园新村172号

Address: No. 172, Nanyuan Xincun, Hailing District, Taizhou City, Jiangsu Province

乙方 3：肖锦

Party B 3: Jin Xiao

地址: 常州市戚大街201-乙-402

Address: 201-B - 402 Qi Da Street, Changzhou City

Equity Interest Pledge Agreement

乙方 4：常州尔浦投资管理中心（有限合伙）

Party B 4: Changzhou Erpu Investment Management Center (Limited Partnership)

地址: 常州市武进区经济开发区兴湖路1号

Address: No. 1, Xinghu Road, Wujin Economic Development Zone, Changzhou City

丙方： 常州中进医疗器材股份有限公司

Party C：Changzhou Zhongjin Medical Co., Ltd.

地址：常州市武进区菱香路33号

Address: No. 33 Lingxiang Road, Wujin District, Changzhou City

在本合同中，乙方1、乙方2、乙方3、乙方4合称为“乙方”或“出质人”。质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, Party B 1，Party B 2，Party B 3 and Party B 4 shall be referred collectively as “Party B”or “Pledgor”.Pledgee, Pledgor and Party C shall be referred to individually as a “Party”, and collectively as the “Parties”.

鉴于：

WHEREAS:

1. 出质人是丙方登记在册的股东，其合计拥有丙方100%的股权。丙方是一家在中国注册成立的，从事医疗器械生产与销售的股份有限公司。丙方在此确认出质人和质权人在本合同下的权利和义务并提供必要的协助以登记该质权；

Pledgor is a registered shareholder of Party C , and collectively holds 100% of the equity interest in Party C. Party C is a public limited company registered in China, engaging in medical device production and sales and other businesses. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide all necessary assistance in registering the Pledge;

Equity Interest Pledge Agreement

2. 质权人是一家在中国注册的外商独资企业。质权人与出质人所拥有的丙方签订了《独家业务合作及服务协议》、《股权处分及独家购买权合同》等一系列旨在形成质权人控制丙方的协议（“控制协议”）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C owned by Pledgor have executed an Exclusive Business Cooperation and Service Agreement ，Share Disposal and Exclusive Option to Purchase Agreement and a series of other control agreements (the “Control Agreements”) the purpose of which is to control Party C;

3. 为了保证丙方履行控制协议，按照约定向质权人支付咨询和服务费等到期款项，出质人以其在丙方中拥有的全部股权向质权人做出质押担保。

To ensure that Party C will fully perform its obligations under the Control Agreements and pay the consulting and service fees thereunder to the Pledgee when the same becomes due, Pledgor hereby pledges to the Pledgee all of the equity interest he holds in Party C as security for payment of the consulting and service fees by Party C under the Control Agreements.

为此，各方商定按照以下条款签订本合同。

The Parties have mutually agreed to execute this Agreement upon the following terms.

1. 定义

DEFINITIONS

除非本合同另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1 质权：指出质人根据本合同第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的股权折价或拍卖、变卖该股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

Equity Interest Pledge Agreement

1.2 股权：指出质人现在和将来合法持有的其在丙方的全部股权权益。

Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C.

1.3 质押期限：指本合同第 3 条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4 控制协议：指丙方与质权人于本合同签署日签订的《独家业务合作及服务协议》、《股权处分及独家购买权合同》等一系列控制性协议。

Control Agreements: shall refer to the Exclusive Business Cooperation and Service Agreements 、Share Disposal and Exclusive Option to Purchase Agreement and other relevant control agreements executed by and between Party C and Pledgee as of the date hereof.

1.5 违约事件：指本合同第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.6 违约通知：指质权人根据本合同发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

Equity Interest Pledge Agreement

2. 质权

THE PLEDGE

作为丙方按时和全额支付控制协议项下质权人应得的任何或全部的款项包括但不限于控制协议中规定的咨询和服务费（无论该等费用的到期应付是由于到期日的到来、提前收款的要求或其它原因）的担保，出质人特此将其现有或将拥有的丙方的全部股权权益质押给质权人。

As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Party C including without limitation the consulting and services fees payable to the Pledgee under the Control Agreements, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor’s right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

质押股份担保的范围包括（i）控制协议项下质权人应获得的全部服务费用及其利息；（ii）出质人履行其在控制协议项下的其他义务；（iii）出质人履行其向质权人负有的、因控制协议引起或与之相关的其他一切负债、货币债务或其他支付义务，包括但不限于违约金（如有）、赔偿金以及实现质权的各项费用（包括但不限于律师费、仲裁费、质押股份的评估和拍卖等费用，以上（i）至（iii）合称“担保债务”）。

The scope of the Pledge includes:(i) all service fees payable to the Pledgee under the Control Agreements and interest thereon;(ii) the performance by the Pledgor of all other obligations of the Pledgor under the Control Agreements;(iii)and the performance by the Pledgor of the other indebtedness, monetary obligations or other payment obligations of the Pledgor to the Pledgee arising out of or in connection with the Control Agreements, including without limitation, liquidated damages (if any), damages and all expenses arising from the realization of the Pledge (including, without limitation, attorneys’ fee, arbitration fee, appraisal on the Pledged), (i) to (iii) above shall be collectively referred to as the “Secured Indebtness”).

在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

Equity Interest Pledge Agreement

3. 质押期限

TERM OF PLEDGE

3.1 本质权自本合同项下的股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到出质人不再担任丙方的股东或控制协议被终止，或质权人及/或其指定认识按照《股权处分及独家购买权合同》的约定行使完毕购买权取得了丙方的全部股份及间接取得丙方子公司的全部股权，或按照《股权处分及独家购买权合同》的约定行使完毕购买权，取得了丙方全部资产为止。各方同意，自本合同签署之日起3个工作日内，出质人和丙方应将本合同的质权登记在丙方股东名册上，并自本合同签署之日起30个工作日内向相应的工商行政管理机关申请登记本合同项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本合同或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本合同项下质权信息的股权质押合同（“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本合同约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。如果由于中国法律的原因导致股份质押不能在本条款规定的时间内登记完毕，各方应尽最大努力采取一切必要的手段尽快完成本协 议项下的股份质押在工商行政管理机关的股份质押登记手续，并尽最大努力维持股份质押登记持续有效。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until the Pledgor is no longer a shareholder of Party C or the Control Agreements have been terminated， or the pledgee and/or its designee(s) have exercised the purchase right according to the Share Disposal and Exclusive Option to Purchase Agreement and acquired Party C’s all shares and indirectly acquired all equity interests in the subsidiaries of Party C, or have acquired all the capital of Party C in accordance with the Equity Disposal and Exclusive Option Agreement The parties agree that Pledgor and Party C shall register the Pledge in the shareholders’ register of Party C within three (3) working days following the execution of this Agreement and submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 working days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.If the pledge of the Equity Interest cannot be registered due to reasons caused by the PRC laws within the period stipulated in this clause,each party shall use their best efforts to take all necessary measures to complete the registration of the Pledge of the Equity Interest with the AIC as soon as possible, and use their best efforts to maintain the continuance of the registration of the Pledge.

3.2 质押期限内，如丙方未按控制协议交付咨询服务费等费用，质权人有权但无义务按本合同的规定处分质权,并有权从处置质押股份所得的价款中优先偿付担保债务。如果按本条处置质押股份所得价款不足以偿付全部担保债务，对于差额部分出质人仍有义务按照其在丙方的持股比例补足。

During the Term of Pledge, in the event that Party C fails to pay the consulting or service fees in accordance with the Control Agreements, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement and have the right to use the proceeds generated from such disposal of the Pledge to repay the Secured Indebtedness. If the proceeds generated from the disposition of the Pledge in accordance with this clause are insufficient to repay all Secured Indebtedness, Pledgor shall have the obligation to make up the difference in proportion to their equity interests in Party C.

Equity Interest Pledge Agreement

4. 质权凭证的保管

CUSTODY OF RECORDS FOR EQUITY INTEREST SUBJECT TO PLEDGE

4.1 在本合同规定的质押期限内，出质人应将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。出质人应在本合同签订之日起一周内将上述股权出资证明书及股东名册交付给质权人。质权人将在本合同规定的全部质押期间一直保管这些项目。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2 在质押期限内，质权人有权收取股权所产生的全部收益（如有），包括但不限于红利、股息和因质押股份产生的其他收益，出质人应将该部分款项以不违反中国法律法规的适当的方式支付至甲方指定的银行账户内。

Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge, including, without limitation, dividends,bonus and other proceeds generated from the Pledge. The Pledgor shall pay such repayment to the bank account designated by Party A in a manner not contrary to laws and regulations of PRC.

4.3 质权人行使其权利和权力获得的款项，应按下列次序处理：（1）支付因处分质押股份和质权人行使其权利和权力而产生的一切费用（包括支付其律师和代理人的酬金）；（2）支付因处分质押股份而应缴的税费；（3）向质权人偿还出质人担保的债务。

The proceeds acquired by Pledgee in exercising its rights and powers shall be used in the following order: (1) to pay any and all cost incurred in connection with the disposal of the Pledge and the exercise by Pledgee of its rights and powers (including remuneration to its legal counsel or agents); (2) to pay the taxes payable in connection with the disposal of the Pledge; (3) to make repayment of the liability guaranteed by Pledgor.

Equity Interest Pledge Agreement

5. 出质人的声明和保证

REPRESENTATIONS AND WARRANTIES OF PLEDGOR

5.1 出质人是股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2 质权人有权以本合同规定的方式处分并转让股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3 除本质权之外，出质人未在股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

6. 出质人的承诺和确认

COVENANTS AND CONFIRMATION OF PLEDGOR

6.1  在本合同存续期间，出质人向质权人承诺，出质人将：

Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1 除履行由出质人与质权人、丙方于本合同签署日签订的《股权处分及独家购买权合同》（“独家购买权合同”）外，未经质权人事先书面同意，不得转让股权，不得在股权上设立或允许存在任何担保或其他债务负担；

not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, without the prior written consent of Pledgee, except for the performance of the Share Disposal and Exclusive Option Agreement (the “Exclusive Option Agreement”) executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

Equity Interest Pledge Agreement

6.1.2 遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3 将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本合同中的任何保证、义务或对出质人履行其在本合同中义务可能产生影响的任何事件或收到的通知及时通知质权人。

promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2 出质人同意，质权人按本合同条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

Equity Interest Pledge Agreement

6.3 出质人向质权人保证，为保护或完善本合同对偿付控制协议项下咨询服务费等费用的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本合同赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Control Agreements, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4 出质人向质权人保证，出质人将遵守、履行本合同项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

6.5 未经事先书面通知质权人并获得其事先书面同意，出质人不得将股权转让，出质人的所有拟转让股权的行为无效。出质人转让股权所得价款应首先用于提前向质权人清偿担保债务或向与质权人约定的第三人提存。

Without notifying Pledgee in advance and obtaining Pledgee’s prior written consent, Pledgor shall not transfer the Equity Interest and any proposed transfer of the Equity Interest of Pledgor shall be invalid. Any payment received by Pledgor for transfer of the Equity Interest shall be firstly used to repay the secured obligations to Pledgee or be placed in escrow with a third party as agreed with Pledgee.

Equity Interest Pledge Agreement

7. 违约事件

EVENT OF DEFAULT

7.1  下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1 丙方未能按期、完整履行控制协议项下任何责任，包括但不限于丙方未能按期足额支付控制协议项下的应付的咨询服务费等费用或有违反该协议其他义务的行为；

Party C fails to fully and timely fulfill any liabilities under the Control Agreements, including without limitation failure to pay in full any of the consulting and service fees payable under the Control Agreements or breaches any other obligations of Party C thereunder;

7.1.2 出质人或丙方实质违反本合同的任何条款；

Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3 除履行独家购买权合同外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让或意图转让出质的股权；

Except for the performance of the Exclusive Option Agreement, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee;

7.1.4 丙方的继承人或代管人只能履行部分或拒绝履行控制协议项下的支付责任；

The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Control Agreements.

Equity Interest Pledge Agreement

7.1.5 出质人因其所拥有的财产出现不利变化，致使质权人认为出质人履行本合同项下的义务的能力已受到影响；

The occurrence of any adverse change to the assets or property of the Pledgor, which in Pledgee’s determination, may impact the ability of the Pledgor to perform its obligations hereunder.

7.1.6 按有关法律规定质权人不能或可能不能行使处分质权的其他情况。

The occurrence of any other circumstances under which the Pledgee is not or may not able to exercise its rights hereunder in accordance with the applicable law.

7.2  如知道或发现本第7.1 条所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3 除非第7.1 部分下的违约事件在质权人向出质人发出要求其修正此违约行为通知后的二十（20）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求立即依据本合同第 8 条行使质权权利。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding to immediately dispose of the Pledge in accordance with the provisions of Section 8 of this Agreement.

7.4 虽然有以上约定，各方同意并确认，出质人在任何情况下，均不得以任何理由要求终止本协议，除非法律或本协议另有规定或约定。本条款的效力不受本协议终止的影响。

Notwithstanding the foregoing, each Party agree and acknowledge that in no circumstance shall the Pledgor demand to terminate this Agreement unless the law or this Agreement provides otherwise. The validity of this claues shall survive the termination of this Agreement.

Equity Interest Pledge Agreement

8. 质权的行使

EXERCISE OF PLEDGE

8.1 在控制协议所述的咨询服务费等费用未全部偿付前，未经质权人书面同意，出质人不得转让其拥有的丙方股权。

Prior to the full payment of the consulting and service fees described in the Control Agreements, without the Pledgee’s written consent, Pledgor shall not assign the Equity Interest in Party C.

8.2  在质权人行使其质押权利时，质权人可以向出质人发出书面通知。

Pledgee may issue a written notice to Pledgor when exercising the Pledge.

8.3 受限于第7.3条的规定，质权人可在按第7.3条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 7.3. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4 在违约时，根据中国有关法律的规定，质权人有权按照法定程序处置质押股权。在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的能向质权人要求任何质押股权处置所得的权利。

In the event of default, Pledgee is entitled to dispose of the Equity Interest in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee.

Equity Interest Pledge Agreement

8.5 质权人依照本合同处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9. 转让

ASSIGNMENT

9.1 除非经质权人事先同意，出质人无权赠予或转让其在本合同项下的权利义务。出质人向质权人承诺其已作出一切适当安排及签订所有必要文件，以确保其继承人、监护人、配偶及其他第三方不会因其死亡、丧失法律行为能力、离婚或其他任何情况而对本协议的执行情况产生不利影响或阻碍协议执行。

Without Pledgee’s prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement. Pledgor commits to Pledgee that all appropriate arrangements have been made and all necessary documents have been executed to ensure that none of their successors, guardians, spouses and other third parties will adversely impact or hinder the enforcement of this Agreement in the event of death, loss of legal capacity, divorce or any other situation of the Pledgor.

9.2  本合同对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3 质权人可以在任何时候将其在控制协议项下的所有或任何权利和义务转让给其指定的人（自然人/法人），在这种情况下，受让人应享有和承担本合同项下质权人享有和承担的权利和义务，如同其作为原合同方应享有和承担的一样。质权人转让控制协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。

At any time, Pledgee may assign any and all of its rights and obligations under the Control Agreements to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Control Agreements, upon Pledgee’s request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

Equity Interest Pledge Agreement

9.4 因转让所导致的质权人变更后，应质权人要求，出质人应与新的质权人签订一份内容与本合同一致的新质押合同，并在相应的工商行政管理机关进行登记。

In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

9.5 出质人应严格遵守本合同和各方单独或共同签署的其他有关合同的规定，包括独家购买权合同和对质权人的授权委托书，履行各合同项下的义务，并不得进行任何足以影响合同的有效性和可强制执行性的作为/不作为行为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

Equity Interest Pledge Agreement

10. 终止

TERMINATION

在控制协议项下的咨询服务费等费用偿还完毕，并且丙方不再承担控制协议项下的任何义务之后，本合同终止，并且在尽早合理可行的时间内，质权人应解除本合同下的股权质押。

Upon the full payment of the consulting and service fees under the Control Agreements and upon termination of Party C’s obligations under the Control Agreements, this Agreement shall be terminated, and Pledgee shall then terminate the equity pledge under this Agreement as soon as reasonably practicable.

11. 手续费及其他费用

HANDLING FEES AND OTHER EXPENSES

一切与本合同有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

Equity Interest Pledge Agreement

12. 保密责任

CONFIDENTIALITY

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

13. 适用法律和争议的解决

GOVERNING LAW AND RESOLUTION OF DISPUTES

13.1 本合同的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

Equity Interest Pledge Agreement

13.2 因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给上海国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在上海进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。在适当情况下，仲裁庭或仲裁员可根据争议解决条款和/或适用的中国法律，就中国经营实体股权或资产作出补救措施裁定，包括限制业务开展、限制或禁止转让或出售股权或资产或提出对中国经营实体进行清盘。此外，在组成仲裁庭期间，各方有权向位于（i）开曼群岛（即上市母公司注册成立地点）；（ii）有关中国经营实体注册成立地点（包括中国常州市）；及（iii）上市母公司或有关中国经营实体主要资产所在地具有管辖权的法院申请就相关中国经营实体的股权或资产授出临时性救济措施。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Shanghai International Economic And Trade Arbitration Commission Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shanghai, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties. The arbitrators shall be entitled to award remedies over the shares or assets of Party C, injunctive relief or order the winding up of Party C. In appropriate cases, pursuant to the dispute resolution provisions and /or PRC laws in force at that time, the arbitral tribunal or arbitrator may award remedies over the equity interests or assents of the PRC Operating Entities , including restrictions over the conduct of business, restrictions or prohibitions over transfer or disposal of the equity interests or assets or order the winding up of the PRC Operating Entities. In addition during the progress of arbitral tribunal setup, the parties shall have the right to apply to the courts of （i）the Cayman Islands(being the place of listed company ); （ii）the place of incorporation of the relevant PRC Operating Entities(i.e. Changzhou, PRC); （iii）the place(s) where the listed company or the relevant PRC Operating Entity’s principal assets are located,which having jurisdiction, for interim remedies over the equity interests or assets of the relevant PRC Operating Entities.

Equity Interest Pledge Agreement

13.3 因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同各方仍应继续行使各自在本合同项下的其他权利并履行各自在本合同项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14. 不可抗力

FORCE MAJEURE

1. 本协议项下不可抗力系指：地震、战争等无法预见、无法控制和无法避免的情况。

In this Agreement, “Force Majeure” will mean war, earthquake and other events which are unforeseen, inevitable and beyond the control of the Party.

2. 本协议当事人因受不可抗力的影响而不能继续履行本协议，应免于承担相应的责任，但应在不可抗力的影响消除后继续履行。

If the Force Majeure causes any one party to the Agreement the impossibility to further perform this Agreement, the Parties agree that the suffering party will waive any liability to the other party for any loss that result from any such Force Majeure, provided that the suffering party shall continue to perform this Agreement after the Force Majeure.

Equity Interest Pledge Agreement

15通知

NOTICES

15.1 本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.1.1 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在送达或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.1.2 通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

15.2 为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

15.3 任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

Equity Interest Pledge Agreement

16. 分割性

SEVERABILITY

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17. 附件

ATTACHMENTS

本合同所列附件，为本合同不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18. 生效

EFFECTIVENESS

18.1 本合同经各方适当签署并于控制协议均签署完成之日起生效。

This Agreement shall become effective on the date hereof and become effective on the date on which the Control Agreements have been executed by the Parties.

18.2 本合同的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

Equity Interest Pledge Agreement

18.3 自本合同协议生效后， 如果中国任何政府机构对中国任何法律、法规、法令或规定的条款作出修改，包括对现行法律、法规、法令或规定作出修正、补充或废止，或对现行法律、法规、法令或规定引用不同的解释或不同的实施办法(各称为“修改”)，或颁布新的法律、法规、法令或规定(各称为“新规定”)，或任何政府机构提出对本合同的履行可能造成影响的要求或意见时，应适用如下：

After this Agreement becomes effective, if any PRC governmental authority makes any change to any PRC laws, regulations, orders or rules, including making amendment, supplements or abolishment to any existing laws, regulations, orders or rules or employing additional interpretations, implementation (each a “Change”) or issuing new laws, regulations, orders or rules (each a “New Rule”), or if any governmental authority raises any requirement or comments that may affect the enforcement of this Agreement, parties shall:

(a) 如果修改或新规定比截止本合同生效之日有效的有关法律、法规、法令或规定对甲方更为有利，则各方应及时向有关机构(如需要)申请获取这些修改或新规定的利益。各方应尽其最大努力促使该申请获得批准。

If the Change or the New Rule is more favorable to Party A than the laws, regulations, orders or rules effective as of the date of this Agreement, Parties shall timely apply to relevant government authority for such benefits (if needed). Parties shall use their best effort to procure the approval of the application.

(b) 如果由于修改或新规定，甲方在本合同项下的利益直接或间接地受到严重和不利的影响，经甲方通知乙方或丙方后，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If any of Party A’s interest under this Agreement is materially and adversely affected by the Change or the New Rule, upon notice by Party A to Party B or Party C, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

Equity Interest Pledge Agreement

(c) 如果由于任何政府机构提出的要求可能对本合同根据本合同的条款和条件予以履行产生实质不利影响，乙方及丙方应尽最大合理努力与相关政府机关予以沟通，以争取本合同能以其原本的条款条件予以履行，甲方应就该等沟通予以必要的协助。如果无法通过沟通， 各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和合理的调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If the requirement by any government authority will have material adverse impact on the performance of this Agreement according to the terms and conditions contained herein, Party B or Party C shall use its best effort to communicate with relevant government authority to effect the performance of this Agreement according to its original terms and conditions and Party A shall provide necessary assistant to such communication. If the issues cannot be settled through communication, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

18.4 本合同分为中文版和英文版，一式七份，质权人、出质人和丙方各持一份，其余由丙方留存，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in seven copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the rest shall be kept by Party C. Each copy of this Agreement shall have equal validity. In the event of any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

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Equity Interest Pledge Agreement

兹此为证，各方有权代表与本协议文首所示日期签署本协议：

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set above.

SIGNED by:
签署人:

for and on behalf of
代表
ERHUA MEDICAL TECHNOLOGY（CHANGZHOU）CO.,LTD
尔华医疗科技（常州）有限公司
Authorized Signatory

获授权签署人： _________________________

COMPANY CHOP:
公章：

Equity Interest Pledge Agreement

兹此为证，各方有权代表与本协议文首所示日期签署本协议：

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set above.

SIGNED by:
签署人:

王尔琪：_______________________
Erqi Wang

Equity Interest Pledge Agreement

兹此为证，各方有权代表与本协议文首所示日期签署本协议：

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set above.

SIGNED by:
签署人:

任震晴： _________________
Zhenqing Ren

Equity Interest Pledge Agreement

兹此为证，各方有权代表与本协议文首所示日期签署本协议：

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set above.

SIGNED by:
签署人:

肖锦：
Jin Xiao

Equity Interest Pledge Agreement

兹此为证，各方有权代表与本协议文首所示日期签署本协议：

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set above.

SIGNED by:
签署人:

for and on behalf of
代表
CHANGZHOU ERPU INVESTMENT MANAGEMENT CENTER （LIMITED PARTNERSHIP）
常州尔浦投资管理中心（有限合伙）
Authorized Signatory

获授权签署人： ________________________

COMPANY CHOP:
公章：

Equity Interest Pledge Agreement

兹此为证，各方有权代表与本协议文首所示日期签署本协议：

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly

SIGNED by:
签署人:

for and on behalf of
代表
CHANGZHOU ZHONGJIN MEDICAL CO.,LTD
常州中进医疗器材股份有限公司
Authorized Signatory

获授权签署人：_______________________________

COMPANY CHOP:
公章：

Equity Interest Pledge Agreement

附件：

Attachments:

1. 丙方股东名册；

Shareholders’ register of Party C;

2. 丙方的出资证明书；

The Capital Contribution Certificate for Party C;

Equity Interest Pledge Agreement